Exhibit 99.1
Growing Forward Merrill Lynch Power and Gas Leaders Conference September 23-24, 2008 David W. Joos President and Chief Executive Officer

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers Energy's Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy's and Consumers Energy's Forms 10-Q for the Quarters ended March 31, 2008 and June 30, 2008. These sections discuss important factors that could cause actual results to differ materially from those anticipated in such statements. The presentation may include non-GAAP measures when describing CMS Energy's results of operations and financial performance. If necessary, a reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2008 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of gains or charges relating to previously sold assets and business operations or other factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Improved CMS Profile Predictability restored; risk reduced Exited international businesses Sold MCV and Palisades Restructured DIG contract Solid liquidity; NOLs and AMT credits add value Growth opportunities $6.4 billion investment (2008-2012) Need for new base load generation Healthy utility capital structure Responsible rate increases Good regulatory environment Legislation awaiting Governor's signature Value Low P/E relative to peers Competitive total return

Consumers Energy Overview Excellent operations Customer value Investment Responsible rate increases Healthy capital structure Fair and timely regulation Consistent strong financial performance Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Zeeland New coal plant Focus Territory Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

Michigan Economy Top Ten Customers New Growth Electric demand increased 1% per year over last 10 years. Electric Gas Combination Hemlock Semiconductor Kaiser Aluminum Corporation MPI Research United Solar Ovonic

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV

Customer Value - Prices 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec MISO (Mo Avg) 38.6 59.48 47.06 49.08 49.11 53.08 44.78 58.15 41.83 50.61 42.7 48.29 CE Mo Avg 34.86 37.28 39.14 40.14 45.07 46.83 43.4 46.81 38.17 44.6 39.26 41.84 2007 Electric Prices vs. MISO CE Price 12% below MISO Average @ $48 Average @ $42 $/MWh Alaska Utah North Dakota Montana CONSUMERS ENERGY Illinois South Dakota MICHIGAN Minnesota California Kentucky Indiana Idaho New Mexico Oklahoma Iowa Arkansas Kansas Ohio Missouri Tennessee Louisiana Washington Nevada New Jersey Pennsylvania West Virginia Oregon Virginia District of Columbia North Carolina Vermont Connecticut Massachusetts Rhode Island New Hampshire Maine Delaware Arizon a Alabama Georgia Florida Hawaii Rates 8.74 9.64 9.65 10.14 10.76 10.98 11.07 11.15 11.39 11.62 11.72 11.75 11.85 12.05 12.31 12.36 12.93 13.4 13.5 13.69 13.96 14.21 14.4 14.45 14.65 14.71 14.8 14.95 15.42 15.73 15.8 15.92 16.35 16.6 16.68 16.93 17.07 17.12 17.31 18.6 18.61 21.29 33.69 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 14.42 2007 Average Residential Rates - Gas National Average Rate $/Mcf CE Price 25% below National Average CE State Averages Customer prices competitive.

Customer Value - Commodities Natural gas 89% contracted for 2008-2009 heating season 88% fixed price Coal 100% of 2008 and 92% of 2009 contracted or hedged Multi-year transportation contracts in place Electric 100% of 2008 supply requirement in place 98% of 2009 contracted or hedged Commodity requirements hedged through pre-determined process with MPSC.

Balanced Energy Initiative 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Existing Fleet with Retirements 7841 7841 7841 7841 7841 7841 7030 7030 7030 6702 6702 6702 6702 6702 6702 6702 6702 Existing Renewables 284 284 284 284 284 284 284 284 284 284 284 284 284 284 284 284 284 Short-term purchases 604 604 Zeeland 901 901 901 901 901 901 901 901 901 901 901 901 901 901 901 901 901 New Clean Coal Plant 0 0 0 0 0 0 500 500 500 500 500 500 500 500 500 500 500 Capacity shortfall 0 10 591 555 525 501 781 797 800 1147 1179 1240 1300 1362 1421 1483 1545 Net requirements 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 Reserve required 22 29 37 44 51 58 66 73 81 88 94 97 100 106 106 109 112 Interruptibles 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 300 New Renewables 0 0 53 106 160 216 271 280 281 284 284 289 283 295 299 303 306 Load Management 0 46 89 130 170 207 242 276 308 338 357 360 363 366 369 372 375 Energy Efficiency 0 24 48 73 98 123 158 192 226 261 295 320 345 370 394 418 442 Total requirements 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 50 Surplus capacity 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Energy Efficiency New Renewables New Clean Coal Plant Existing Generation Resources Zeeland Gas Plant Load Management Interruptibles GAP Capacity, MW 0 New base load generation capacity needed.

Investment Approach Utility investment provides customer benefits: O&M cost reductions Fuel cost reduction Reliability improvement Efficiency increases and customer value Reductions provide headroom for rate base and equity growth Fair and timely rate relief key to achieving plan $6.4 billion investment balances affordable rate increases, capital structure, and earnings growth.

2007 2008 2009 2010 2011 2012 Depreciation 7.534 7.173 6.785 6.366 5.918 5.436 4.926 Maintenance 0.429 0.866 1.413 1.937 2.444 2.911 Customer growth 0.091 0.173 0.258 0.344 0.433 0.525 Environmental 0.107 0.215 0.278 0.368 0.517 0.669 Gas compression/pipelines 0 0.018 0.087 0.171 0.217 0.232 Electric reliability and other 0 0.025 0.083 0.151 0.219 0.335 Zeeland plant 0.043 0.519 0.519 0.519 0.519 0.519 Renewables/energy efficiency 0 0.009 0.031 0.057 0.101 0.212 AMI 0.004 0.03 0.076 0.143 0.268 0.506 Coal plant 0.004 0.011 0.018 0.03 0.156 0.428 Coal Plant Alternative Rate Base with Coal Plant Bils $ Present Rate Base Average 2007 2008 2009 2010 2011 2012 Rate Base (bils) $7.9 $8.7 $9.1 $9.7 $10.4 $11.3 Rate base growth substantial with or without clean coal plant. Utility Investment Plan 7%

Energy Legislation Bills balance need for regulatory certainty with customer interests. File and implement Self implement after six months MPSC must approve, reject or modify within 12 months Forward looking test year Cap on Choice Choice "capped" at 10% Stranded cost recovery Deskewing of rates/MPSC PSC adopts cost-based rates Deskewing time lines differ MPSC staffing increases; M&A authority

Energy Legislation Bills balance need for regulatory certainty with customer interests. Certificate of Necessity (CON) Preapproval of projects greater than $500MM Interest costs collected during construction Remaining costs recovered through rates upon project completion Renewables Renewable Portfolio Standards: 10% by 2015 Customer price caps Energy Efficiency Sales reduction targets Program costs recovered Financial incentives for exceeding targets Passed by Michigan Legislature September 18 Awaiting Governor's signature

Regulatory Update Closed filings MCV Settlement U-15320 - June 2008 Electric Rate Case U-15245 - June 2008 Recent filings Gas Rate Case U-15506 Seeking $91 million base rate increase; 11% ROE Staff recommends $36 million; 10.45% ROE Upcoming filings Electric Rate Case

Enterprises Assets Kalamazoo River Craven Exeter Filer City Livingston Grayling Genesee DIG Investments focused on U.S. renewables. Renewables - 975 Gross MWs Other - 224 Gross MWs Honey Lake

Liquidity - September 15, 2008 Adequate liquidity at Parent and Utility. _ _ _ _ _ a Includes proceeds from $350 million FMB offering

Debt Maturity Profile a Millions $ _ _ _ _ _ a Excludes Palisades financing obligation, securitization bonds, capital leases, DOE liability and CMS Enterprises 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 and Beyond 2021 2022 2023 2024 2025 & Beyond 2026 2027 2028 2029 2030 2031 2032+ Consumers Energy 409 350 308 0 300 375 200 225 350 250 498 350 655 0 0 0 0 357 0 0 141033 0 0 128866 0 CMS Energy 150 0 300 588 150 150 0 125 0 250 0 0 0 0 0 0 0 178 0 117835 0 0 0 0 0 9-9-08 Average Amount Rate (bils) CMS Energy $1.7 6.0% Consumers Energy 3.9 5.3 Debt Revolver: Parent $550 Consumer 650 Backup capacity to cover Parent debt refinancing in place. Convertibles Convertibles

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations 17 Long-term Objectives

Appendix

GAS RATE CASE U-15506*
On September 12, 2008, MPSC Staff filed its position on Consumers Energy’s request for an increase in its gas delivery and transportation rates. Staff is recommending a $36 million rate increase to earn an authorized return on equity of 10.45%. Staff deferred a review of the gas energy efficiency program as well as the Company’s request for a revenue decoupling mechanism for the residential rate class, pending the outcome of the energy legislation before the Michigan legislature. If the Staff’s recommended increase was adopted by the MPSC, it would add about $1.00 per month, or about 0.9%, to the typical residential customer’s average monthly bill. The $36 million revenue deficiency is detailed below.

			MPSC
		MPSC	Staff
Category	Company	Staff	B/(W)	Remarks
	(mils)	(mils)	(mils)	(mils)
1. O&M	$28	$18	($10)	Deferred energy efficiency program: ($9) Other: ($1)
2. Rate of Return	25	11	(14)	ROE 10.45% vs. 11.0%: ($8) Capital structure: ($3) Other: ($3)
3. Rate Base	38	30	(8)	Working capital: ($7) Other: ($1)
4. Book Depreciation	19	19
5. Gross Margin	18	1	(17)	Higher throughput 305 Bcf vs. 299 Bcf: ($10) Miscellaneous revenues: ($7)
6. Taxes & Other	13	7	(6)	Lower income taxes
7. U-15190 Settlement	(50)	(50)	0	U-14547 used as base since settlement agreement did not identify specific cost of service items

8. Total Base Rate Increase	$91	$36	($55)

Ratemaking	Existing	Consumers Filing	MPSC
Capital Structure	(U-14547)(1)	Percent of Total	Staff Filing
Long Term Debt	46.77%	42.06%	42.71%
Short Term Debt	1.04	0.68	0.66
Preferred Stock	0.51	0 .51	0.49
Common Equity	35.06	42.88	41.78
Deferred FIT	15.09	12.42	12.94
JDITC/Other	1.53	1.45	1.42

	100.00%	100.00%	100.00%

Rate Base and Return	Existing	Consumers
Percentage	(U-14547) )(1)	Filing	MPSC Staff
Rate Base	$2.25 billion	$2.58 billion	$2.53 billion
Return on Rate Base	6.69%	7.40%	6.99%
Return on Equity	11.00%	11.00%	10.45%
GAS RATE CASE SCHEDULE — UPDATED AS OF AUGUST 15, 2008

Rebuttal Testimony	September 29, 2008
Motions to Strike Testimony	October 3, 2008
Cross of all Witnesses	October 9-October 17, 2008
Initial Briefs	November 10, 2008
Reply Briefs	November 24, 2008
PFD Target Date	TBD
Exceptions	TBD
Replies to Exceptions	TBD

(1) Amounts are those authorized in the Company’s fully litigated Case U-14547 prior to the rates established in U-15190. The order in Case No. U-15190 was the result of a partial settlement agreement. The Settlement Agreement did not identify specific cost of service items.

*Gas Rate Case U-15506 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html

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